Exhibit 99
July 21, 2009
BUTLER NATIONAL CORPORATION ANNOUNCES MIKE TAMBURELLI AS GENERAL MANAGER OF BOOT HILL CASINO AND RESORT

Olathe, Kansas, July 21, 2009, - Butler National Corporation (OTC Bulletin Board BUKS) a recognized provider of professional management services in the gaming industry, announces the hiring of Mike Tamburelli as the General Manager of Boot Hill Casino and Resort in Dodge City, Kansas. Mr. Tamburelli is assembling the management team and has established a temporary office in Dodge City. All personnel associated with Boot Hill Casino and Resort will require satisfactory completion of a background investigation by the Kansas Racing and Gaming Commission.

Mr. Tamburelli said, "I am truly excited about the Management Team that is being assembled. They all have numerous years in the gaming business and experience opening new casinos. My family and I are in the process of relocating to Dodge City and looking forward to our new adventure."

Clark Stewart, President and CEO of Butler National Corporation said, "We are excited to have a quality individual like Mike as the General Manager of Boot Hill Casino and Resort. Mike has experience as Vice-President and General Manager of a casino in Kansas City, Missouri and as Senior Director of Operations in Booneville, Missouri and Natchez, Mississippi. Mike has a broad range of casino development experience including the opening of four new casinos in the United States. We welcome Mike to the team and look forward to the opening of the casino in December."

Butler National Service Corporation (BNSC), a wholly owned subsidiary of Butler National Corporation, is the approved manager of the Southwest Gaming Zone and has an approved contract with the Kansas Lottery to manage and develop a casino and resort in Dodge City, Kansas. Boot Hill Casino and Resort is on schedule to open in December of 2009.

About Butler National Corporation:

Butler National Corporation operates in the Aerospace and Services business segments. The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft. Services include electronic monitoring of water pumping stations, temporary employee services, gaming services and administrative management services.

Forward-Looking Information:

The information set forth above includes "forward-looking statements" as outlined in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe," "should" and similar words or expressions are intended to identify forward-looking statements. Investors should not place undue reliance on forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference. Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION CONTACT:
Craig D. Stewart, Investor Relations
Butler National Corporation
19920 W. 161st Street
Olathe, KS  66062
Public Relations Phone: 214-498-7775
Fax: 913-780-5088

Jim Drewitz, Public Relations
jim@jdcreativeoptions.com
Direct Investor Relations
Phone office 830-669-2466

For more information, please visit the Company web site: www.butlernational.com -End-